Supplement to the Prospectuses (“Prospectuses”)

September 8, 2011

Dear Investor:

The purpose of this supplement is to notify you that each fund listed below (each, a “fund”) will be posting additional information about its portfolio holdings, on a monthly basis, on the UBS Web site at www.ubs.com/usmoneymarketfundsholdings.

Effective September 8, 2011, the following will be inserted after the first sentence of the second paragraph under “Disclosure of portfolio holdings”:

In addition, the fund will provide an update showing additional portfolio characteristics, such as exposure to European banks and their affiliates, broken down by country, including weighted average life or weighted average maturity information per country.

This supplement pertains to the following funds:

Fund Name	Date of Prospectus(es)*
UBS Cashfund Inc.	July 29, 2011
UBS Master Series, Inc. – UBS Money Market Fund	June 28, 2011
PACE® Select Advisors Trust – PACE® Money Market Investments	November 28, 2010

* As previously supplemented, if applicable.

PLEASE BE SURE TO RETAIN THIS INFORMATION FOR FUTURE REFERENCE.

ZS–499